                             LETTER OF TRANSMITTAL

                    TO TENDER UP TO 3,703,703 COMMON SHARES
                                      OF

                          LASALLE RE HOLDINGS LIMITED

                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED MARCH 28, 1997


   THE OFFER, THE PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON APRIL 25, 1997, UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:

                          FIRST CHICAGO TRUST COMPANY
                                  OF NEW YORK

         By Mail:           By Overnight Courier:             By Hand:



   Tenders & Exchanges       Tenders & Exchanges     Attn: Tenders & Exchanges
      P.O. Box 2569             14 Wall Street        c/o The Depository Trust
      Suite 4660-LSR       8th Fl., Suite 4680-LSR            Company
  Jersey City, NJ 07303-      New York, NY 10005      55 Water Street, DTC TAD
           2569                                      Vietnam Veterans Memorial
                                                               Plaza
                                                         New York, NY 10041

                               ----------------

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING OFFER TO PURCHASE (AS DEFINED BELOW) SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by shareholders of LaSalle Re Holdings Limited, a Bermuda company (the "Company"), either if certificates ("Certificates") for Common Shares, par value $1.00 per share (such shares, together with all other Common Shares of the Company, the "Shares"), are to be forwarded herewith or if delivery is to be made by book-entry transfer to the account maintained by First Chicago Trust Company of New York (the "Depositary") at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PHDTC") (collectively, the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 4 of the Company's Offer to Purchase, dated March 28, 1997 (the "Offer to Purchase" and together with this letter, the "Offer").

  If a shareholder desires to accept the Offer and tender Shares pursuant to the Offer and such shareholder's Certificates are not immediately available or time will not permit all required documents to reach the Depositary prior to the expiration of the Offer (the "Expiration Date"), or the procedures for book-entry transfer cannot be completed on a timely basis, such Shares may nevertheless be tendered if the guaranteed delivery procedures set forth in
Section 4 of the Offer to Purchase are followed. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(ES) OF REGISTERED          CERTIFICATE(S) TENDERED
                  HOLDER(S)                    (ATTACH ADDITIONAL SIGNED LIST
          (PLEASE FILL IN, IF BLANK)                    IF NECESSARY)
-------------------------------------------------------------------------------
                                                           TOTAL     NUMBER OF
                                                         NUMBER OF     SHARES
                                                           SHARES    TENDERED**
                                                        REPRESENTED
                                                             BY
                                                      CERTIFICATE(S)*
                                             CERTIFICATE
                                              NUMBER(S)*
                                              ---------------------------------
                                              ---------------------------------
                                              ---------------------------------
                                              ---------------------------------
                                              ---------------------------------
                                              ---------------------------------
                                                TOTAL
                                               SHARES:
-------------------------------------------------------------------------------
  *Need not be completed by shareholders tendering by book-entry transfer. **Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution ______________________________________________

  Check box of Book-Entry Transfer
  Facility: [_] DTC  [_] PHDTC
  Account Number _____________________________________________________________

  Transaction Code Number ____________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

  Name(s) of Registered Owner(s) _____________________________________________

  Date of Execution of Notice of Guaranteed Delivery _________________________

  Window Ticket Number (If Any) ______________________________________________

  Name of Institution which Guaranteed Delivery ______________________________

  If delivery is by book entry transfer, check box:
    [_] DTC  [_] PHDTC

       PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

LADIES AND GENTLEMEN:

  The undersigned hereby tenders to LaSalle Re Holdings Limited, a Bermuda company (the "Company"), the above described Common Shares, par value $1.00 per share of the Company (such shares, together with all other Common Shares of the Company, the "Shares"), pursuant to the Company's offer to purchase for cancellation up to 3,703,703 Shares, at a price no greater than $30.00 nor less than $27.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated March 28, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitutes the "Offer").

  Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and that are being accepted for purchase pursuant to the Offer (and any and all non-cash dividends, distributions, stock splits, other Shares, rights or other securities issued or issuable in respect of the Shares on or after March 28, 1997 (a "Distribution")), and irrevocably constitutes and appoints the Depositary the true and lawful attorney-in-fact and proxy of the undersigned with respect to such Shares (and any Distributions) with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and any Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Shares (and any Distributions) for transfer in the Company's register of members and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms of the Offer.

  The undersigned hereby irrevocably appoints Victor H. Blake and Andrew Cook and each of them, or any other designees of the Company, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to vote or act by written consent in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, and otherwise to act with respect to all the Shares tendered hereby that have been accepted for payment by the Company prior to the time of such vote or action (and any Distributions), at any meeting of shareholders (whether annual or special and whether or not an adjourned meeting) of the Company, or written resolutions in lieu of any such meeting, or otherwise. All such powers of attorney and proxies are irrevocable and coupled with an interest in the tendered Shares and are granted in consideration of, and are effective when, and only to the extent that, the Company accepts such Shares for payment. Such acceptance for payment shall revoke any other proxies granted by the undersigned at any time with respect to such Shares (and any Distributions) and no subsequent proxies or written resolutions in lieu of any meeting will be given or signed (and if given or signed will be deemed not to be effective) with respect thereto by the undersigned.

  The undersigned hereby represents and warrants that the undersigned has a net long position in the Shares at least equal to the Shares being tendered and has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that, when the same are accepted for payment by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all pledges, liens, restrictions, charges, proxies and encumbrances and the same will not be subject to any adverse claim.

  Upon request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Company any and all other Shares or other securities, including Distributions, issued to the undersigned on or after March 28, 1997 in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance or appropriate assurance thereof, the Company shall be entitled to all rights and privileges as owner of any such other Shares or other securities and may withhold the entire consideration or deduct from the consideration the amount or value thereof, as determined by the Company in its sole discretion.

  All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal and personal representatives of the undersigned. Except as stated in the Offer to Purchase and this Letter of Transmittal, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

  The undersigned understands that the Company will determine a single per Share price (no greater than $30.00 nor less than $27.00 per Share), net to the Seller in cash, that it will pay for Shares validly tendered and not withdrawn pursuant to the Offer (the "Purchase Price"), taking into account the number of Shares so tendered and the prices specified by tendering shareholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to purchase 3,703,703 Shares validly tendered and not withdrawn pursuant to the Offer (or such lesser number of Shares as (i) are validly tendered at no greater than $30.00 nor less than $27.00 per Share or (ii) require payment of an aggregate Purchase Price of $100,000,000). The undersigned understands that all Shares validly tendered at prices at or below the Purchase Price and not withdrawn will be purchased at the Purchase Price, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including the proration provisions, and that the Company will return all other Shares, including Shares rendered at prices greater than the Purchase Price and not withdrawn and Shares not purchased because of proration.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the registered holder(s) appearing under "Description of Shares Tendered" at the address shown below the undersigned's signature. If both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price, and/or return any certificates for Shares not tendered or accepted for payment in the name of, and deliver said certificates and check and return such certificates to, the person or persons so indicated. Shareholders delivering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at a Book-Entry Transfer Facility as such shareholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Company has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Company does not accept for payment any of the Shares so tendered. See Instruction 9.

                         PRICE (IN DOLLARS) PER SHARE
                      AT WHICH SHARES ARE BEING TENDERED

            IF SHARES ARE BEING TENDERED AT MORE THAN ONE PRICE, A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE SPECIFIED
                      MUST BE USED. (SEE INSTRUCTION 5.)

  CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED (EXCEPT AS PROVIDED IN THE ODD LOTS BOX AND INSTRUCTIONS BELOW), THERE IS NO VALID TENDER OF SHARES.

[_] $27.00[_] $27.25[_] $27.50[_] $27.75[_] $28.00[_] $28.25

[_] $28.50[_] $28.75[_] $29.00[_] $29.25[_] $29.50[_] $29.75

[_] $30.00


                                   ODD LOTS
                              (SEE INSTRUCTION 8)

  To be completed only if Shares are being tendered by or on behalf of a person owning beneficially, as of the close of business on March 28, 1997, an aggregate of fewer than 100 Shares.

  The undersigned either (check one box):

  [_]was the beneficial owner, as of the close of business on March 28, 1997, of an aggregate of fewer than 100 Shares, all of which are being tendered; or

  [_]is a broker, dealer, commercial bank, trust company or other nominee which

    (a) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and

    (b) believes, based upon representations made to it by such beneficial owners, that each such person was the beneficial owner, as of the close of business on March 28, 1997, of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

  If you do not wish to specify a purchase price, check the following box, in which case you will be deemed to have tendered at the Purchase Price determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share in the box entitled "Price (In Dollars) Per Share At Which Shares Are Being Tendered' in this Letter of Transmittal). See Instruction 5. [_]

                  OPTIONS AND EXCHANGEABLE NON-VOTING SHARES
                             (SEE INSTRUCTION 14)

  To be completed only if Shares are being tendered by or on behalf of a person holding and wishing to tender Shares issuable upon exercise, exchange or exercise and exchange (as the case may be) of options on Shares, Exchangeable Non-Voting Shares of LaSalle Re Limited ("Exchangeable Non-Voting Shares") or options thereon.

  [_]The undersigned is tendering exercisable options of the Company and requests cashless exercise of such options with respect to Shares to be purchased by the Company in the Offer.

          Number of options tendered

  [_]The undersigned is tendering Exchangeable Non-Voting Shares and hereby requests approval by the Board for exchange of the Shares to be purchased by the Company in the Offer.

          Number of Exchangeable Non-Voting Shares tendered

  [_]The undersigned is tendering options for Exchangeable Non-Voting Shares and requests cashless exercise of such options and approval of the Board for exchange of the underlying shares with respect to Shares to be purchased by the Company in the Offer.

          Number of options for Exchangeable Non-Voting Shares tendered

  [_]The undersigned is tendering a combination of at least two of the following: (i) Shares to be purchased by the Company in the Offer, (ii) exercisable options with respect to Shares to be purchased by the Company in the Offer, (iii) Exchangeable Non-Voting Shares to be purchased by the Company in the Offer, or (iv) options for Exchangeable Non-Voting Shares to be purchased by the Company in the Offer, and requests to opt out of the applicable proration priorities.

      Note: if this box is checked, attach a letter directing desired proration priorities.
                         SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 6, 7 AND 9)

   To be completed ONLY if certif-
  icates for Shares not tendered
  or not purchased and/or the
  check for the purchase price of
  Shares purchased are to be is-
  sued in the name of someone
  other than the undersigned, or
  if the Shares delivered by book-
  entry transfer that are not pur-
  chased are to be returned by
  credit to an account maintained
  at a Book-Entry Transfer Facil-
  ity other than that designated
  above.

 Issue [_] Check [_] Certificate(s) to:

 Name ____________________________
                                (PLEASE PRINT)

 Address _________________________
 ----------------------------------
                              (INCLUDE ZIP CODE)
 ---------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                   (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 6, 7 AND 9)

 To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail [_] Check [_] Certificate(s) to:

Name __________________________________________________________________________
                                (PLEASE PRINT)

Address _______________________________________________________________________
-------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)
-------------------------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                   (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

                           SHAREHOLDERS SIGN HERE
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
  SIGNATURE(S) OF OWNER(S) (MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S), ON A SECURITY POSITION LISTING OR
 BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATES AND
                      DOCUMENTS TRANSMITTED HEREWITH.)

 Dated: ____________________________________________________________________

 IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 ON THE FOLLOWING PAGE

   If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 6.

 Name(s) ___________________________________________________________________
 ---------------------------------------------------------------------------
                               (PLEASE PRINT)

 Capacity (full title): ____________________________________________________

 Address: __________________________________________________________________
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
                             (INCLUDE ZIP CODE)

 Area Code and Telephone Number: ___________________________________________

 Tax Identification or Social Security Number: _____________________________

                          GUARANTEE OF SIGNATURE(S)
            (SEE INSTRUCTIONS 1 AND 6 TO DETERMINE IF REQUIRED.)

 Authorized Signature: _____________________________________________________

 Name: _____________________________________________________________________

 Name of Firm: _____________________________________________________________

 Title: ____________________________________________________________________

 Address: __________________________________________________________________

 Area Code and Telephone Number: ___________________________________________

 Dated: ____________________________________________________________________

                 TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS
                              (SEE INSTRUCTION 10)
 PAYOR'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK
--------------------------------------------------------------------------------
                     Part 1--PLEASE PROVIDE
                     YOUR TIN IN THE BOX AT THE
                     RIGHT AND CERTIFY BY         ---------------------------
                     SIGNING AND DATING BELOW       Employer identification
                                                            number
                    ------------------------------------------------------------
                     Part 2--CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                     (1) The number shown on this form is my correct Taxpayer
                         Identification Number (or I am waiting for a number
                         to be issued to me); and
                     (2) I am not subject to backup withholding because (i) I
                         am exempt from backup withholding, (ii) I have not
                         been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.
                    ------------------------------------------------------------

 SUBSTITUTE
 FORM W-9            CERTIFICATION INSTRUCTIONS--You must
 DEPARTMENT OF THE   cross out item (2) in part 2 above if
 TREASURY            you have been notified by the IRS that
  INTERNAL REVENUE   you are subject to backup withholding
  SERVICE            because of under-reporting interest or
                     dividends on your tax return. However,
                     if after being notified by the IRS that
                     you were subject to backup withholding
                     you received another notification from
                     the IRS stating that you are no longer
                     subject to backup withholding, do not
                     cross out item (2)

 PAYOR'S REQUEST
 FOR
 TAXPAYER
 IDENTIFICATION
 NUMBER (TIN)


                                                                Part 3--
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
                     Signature: ______________ Date: ________   Awaiting
                     Name (Please Print) _____________________  TIN ^ [_]


                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
              IF YOU CHECKED THE BOX PART 3 OF SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 Signature __________________________    Date ___________ Name (Please Print)


  THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH SHAREHOLDER OF THE COMPANY OR HIS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ABOVE.

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder of the Shares (which term, for the purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the reverse hereof or (ii) if such Shares are to be tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent's Medallion Program (collectively, "Eligible Institutions"). In all other cases, all signatures on the Letter of Transmittal must be guaranteed by an Eligible Institution. If the Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or payment of the purchase price is to be made or certificates for unpurchased Shares are to be issued or returned to a person other than the registered owner, then the tendered Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates, with the signatures on the certificates or stock powers guaranteed by an Eligible Institution. See Instruction 6.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed by shareholders either if Certificates are to be forwarded herewith or if tenders of Shares are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Offer to Purchase. Certificates for all physically tendered Shares, or timely confirmation of any book-entry transfer into the Depositary's accounts at DTC or PHDTC of Shares tendered by book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Offer to Purchase). Shareholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, must be received by the Depositary on or before the Expiration Date, and (iii) the Certificates for all tendered Shares or confirmation of any book-entry transfer into the Depositary's account at DTC or PHDTC of Shares tendered by book-entry transfer, as the case may be, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery to the Depositary. If Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

  THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

  4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by old certificate(s) will be sent to the registered holder, unless otherwise provided in the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be validly tendered, the shareholder must check the box indicating the price per Share at which such shareholder is tendering Shares under "Price (in Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal, except that Odd Lot Owners (as defined in the Offer to Purchase) may check the box above in the section entitled "Odd Lots" indicating that such shareholder is tendering all Shares at the Purchase Price determined by the Company. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED, OR (OTHER THAN AS DESCRIBED ABOVE FOR ODD LOT OWNERS) IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES. A shareholder wishing to tender portions of such shareholder's Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such shareholder wishes to tender each such portion of such shareholder's Shares. The same Shares cannot be tendered (unless previously validly withdrawn as provided in Section 3 of the Offer to Purchase) at more than one price.

  6. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

  (b) If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  (d) If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted.

  (e) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or purchased are to be issued in the name of, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

  (f) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

  7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

  8. ODD LOTS. As described in Section 2 of the Offer to Purchase, if the Company purchases less than all Shares tendered at or below the Purchase Price before the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares tendered at or below the Purchase Price by any shareholder who owned beneficially, as of March 28, 1997, an aggregate of fewer than 100 Shares and who tenders all such Shares. This preference will not be available unless the box contained herein captioned "Odd Lots" is completed.

  Additionally, tendering holders of Odd Lots who do not wish to specify a purchase price may check the box above in the section entitled "Odd Lots' indicating that such shareholder is tendering all Shares at the Purchase Price determined by the Company. See Instruction 5.

  9. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for unpurchased Shares are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or certificates for unpurchased Shares are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that the Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such shareholder may designate hereon. If no such instructions are given, such Shares not purchased will be returned by crediting the account at a Book-Entry Transfer Facility designated above. See Instruction 1.

  10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to, or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from, the Information Agent at its address set forth below or from your broker, dealer, commercial bank or trust company.

  11. IRREGULARITIES. All questions as to the validity (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders determined by it not to be in the appropriate form or the acceptance for purchase of which may, in the opinion of its counsel, be unlawful. As set forth in the Offer to Purchase, the Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any Shares of any particular shareholder whether or not similar defects or irregularities are waived in the case of other shareholders. The Company's interpretations of the terms and conditions of the Offer (including these instructions) will be final and binding. Unless waived, any defects or irregularities must be cured within such time as the Company shall determine. None of the Company, the Depositary, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders or shall incur any liability for failure to give any such notification. Tenders shall not be deemed to have been made until all defects and irregularities have been cured or waived.

  12. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under federal income tax laws, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below and certify under penalties of perjury that such number is correct and that such shareholder is not subject to backup withholding. If the Depositary is not provided with the correct TIN and certifications are not provided, the Internal Revenue Service may subject the shareholder or other payee to a $50 penalty. In addition, payments that are made to such shareholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

  Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

  The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  13. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Information Agent. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

  14. OPTIONS AND EXCHANGEABLE NON-VOTING SHARES. Holders of exercisable options on Shares, holders of Exchangeable Non-Voting Shares of LaSalle Re Limited ("Exchangeable Non-Voting Shares") and holders of options on Exchangeable Non-Voting Shares who desire to tender their options or Exchangeable Non-Voting Shares must check the appropriate box under "Options and Exchangeable Non-Voting Shares" and fill in the number of options and/or Exchangeable Non-Voting Shares tendered in the appropriate blank. Exchangeable Non-Voting Shares must be submitted as indicated for other Shares. Such tenders will be accepted for payment in accordance with Sections 1 and 2 of the Offer upon exercise, exchange (following approval of the Board) or exercise and exchange (following approval of the Board), as the case may be. Holders tendering any combination of Shares, options on Shares, Exchangeable Non-Voting Shares or options on Exchangeable Non-Voting Shares may opt out of the applicable proration priorities enumerated in Section 2 of the Offer by
(i) checking the appropriate box under "Options and Exchangeable Non-Voting Shares" and (ii) attaching a letter directing the desired proration priorities.

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR AN AGENT'S MESSAGE, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

  Questions and requests for assistance may be directed to the Information Agent as set forth below. Requests for additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be directed to the Information Agent.

                    The Information Agent for the Offer is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

                             Tenders and Exchanges
                                 P.O. Box 2569
                                 Suite 4660-LSR
                       Jersey City, New Jersey 07303-2569
                         CALL TOLL FREE (800) 438-0057